                                SECOND AMENDMENT
                                ----------------


     SECOND AMENDMENT (the "Second Amendment"), dated as of September 29, 1995, to the Agreement, dated as of November 1, 1994, as amended by the First Amendment thereto, dated as of March 24, 1995 (collectively the "Agreement"), by and among COLUMBIA ASSOCIATES, L.P., a Delaware limited partnership ("Seller"), COLUMBIA CABLE OF MICHIGAN, INC., a Delaware corporation (the "Company") and CONTINENTAL CABLEVISION OF MANCHESTER, INC., a Maryland corporation ("Buyer").


                              W I T N E S S E T H:
                              -------------------


     WHEREAS, Seller is the owner of certain cable television systems located in the State of Michigan (collectively the "Systems") and has agreed to sell control of the Systems to Buyer pursuant to the terms and conditions of the Agreement;

     WHEREAS, the purchase of the Systems by Buyer will be accomplished by Seller first contributing substantially all of the assets and certain of the liabilities of the Systems to the Company in exchange for 100 shares of common stock of the Company, par value $.10 per share (the "Shares"), which shall constitute all of the issued and outstanding shares of capital stock of the Company, and then by Seller selling and conveying to Buyer the Shares for the purchase price provided for in the Agreement, all of which shall occur simultaneously; and

     WHEREAS, Seller, the Company and Buyer have agreed to amend the Agreement pursuant to the terms of this Second Amendment in order to, among other things, postpone the scheduled Closing Date (as such term is defined in the Agreement) from September 29, 1995 to October 16, 1995.

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.   Definitions.  All capitalized terms used herein, unless otherwise
          -----------
defined herein, shall have the meanings ascribed to such terms in the Agreement.

     2.   Amendment to Agreement.  The Agreement is hereby amended as follows as
          ----------------------
of the date hereof:


          (a) The definition of "Calculation Date" set forth in Section 1.1 of the Agreement is hereby amended in its entirety as follows:

          "Calculation Date" shall mean the last Business Day of the Billing Period immediately preceding the Closing Date; provided, however, that in
                                                    --------  -------
     the event that the Closing Date occurs on or after September 29, 1995 the Calculation Date shall mean August 25, 1995."

          (b) The first nine sentences of Section 3.3(a) of the Agreement are hereby deleted in their entirety and the following provisions are hereby inserted in place thereof:

          "(a) If the Basic Number is less than the Applicable Subscriber Number, then the Purchase Price shall be decreased by an amount equal to the product of the Applicable Dollar Amount multiplied by the amount by which the Basic Number is less than the Applicable Subscriber Number.
     The Applicable Subscriber Number shall be 71,000 and the Applicable Dollar Amount shall be $2,183.10. If the Basic Number is less than 95% of the Applicable Subscriber Number (the "Minimum Subscriber Number"), the Buyer may elect to terminate this Agreement, in which case this Agreement shall be of no further force and effect and the Contract Escrow Amount, together with all accrued interest thereon, shall be returned to Buyer; provided,
                                                                    --------
     however, that Buyer shall not be entitled to terminate this Agreement if
     -------
     the Basic Number is less than 95% of the Applicable Subscriber Number solely as a result of the exercise of first refusal rights referred to in
     Section 6.1(b) hereof relating to no more than 1,000 Basic Subscribers.
     If, after the date of execution and delivery of this Agreement, but prior to a scheduled Closing Date, a casualty or unforeseen event beyond Seller's control occurs which reduces the Basic Number to less than the Minimum Subscriber Number on such scheduled Closing Date (based on the Seller's or Buyer's good faith estimate of the Basic Number), then Seller may, by notice to Buyer setting forth in reasonable detail the nature of the casualty or unforeseen event which has caused the Basic Number to fall below the Minimum Subscriber Number, postpone the Closing until the last Business Day of the second calendar month following such scheduled Closing Date, but in no event shall the Closing Date be later than December 27, 1995."

          (c) The fourth sentence of Section 3.3(b) of the Agreement is hereby deleted in its entirety and the following provisions are hereby inserted in place thereof:

          "A final list of all such adjustments, as of the Closing, shall be prepared jointly by Buyer and Seller within sixty (60) days after the Closing Date."

           (d) Section 4.1 of the Agreement is hereby amended to read in its entirety as follows:

          "The closing of the transactions provided for herein (the "Closing") shall take place at the offices of Seller's counsel, Rubin Baum Levin Constant & Friedman ("RBLCF"), at 10:00 A.M. local time on October 16, 1995 or on any subsequent Business Day designated by Seller pursuant to at least five (5) days prior written notice given by Seller to Buyer so long as on or prior to such designated date the parties hereto have satisfied or waived all of the conditions set forth in Section 7.3, other than such conditions which can only be satisfied at the Closing (such date and time being hereinafter called the "Closing Date"), provided that, at the time notice of the satisfaction of such conditions is sent to Buyer as provided below, Seller believes that the conditions in Section 7.1 will be satisfied as of the Closing Date. Seller shall promptly deliver to Buyer notice of the satisfaction of the conditions set forth in Section 7.3, but in no event shall the Closing Date be earlier than October 16, 1995 or later than October 31, 1995 (except as provided in Section 3.3(a)). By mutual agreement, the parties may set a place, time or date for the Closing other than as provided herein. The Closing shall be effective as of the close of business on the Closing Date.

          If by October 31, 1995 (subject to Section 3.3(a)) the conditions referred to in Section 7.3 have not been fulfilled (or waived by Buyer and Seller), then either Buyer or Seller may terminate this Agreement by notice to the other, provided that at the time such notice is given, such conditions have still not been fulfilled and the party giving such notice is not in default of its obligations hereunder which default is the basis of the failure of the condition to be fulfilled."

          (e) Section 11.2 of the Agreement is hereby amended to read in its entirety as follows:

          "11.2  Assignment.  No party hereto may assign or transfer its rights
                 ----------
     or obligations arising under this Agreement, without the consent of the other parties; provided that (a) Buyer shall have the right in its sole
                    -------- ----
     discretion to assign its rights and obligations under this Agreement and the documents and agreements executed in connection herewith, including, without limitation, the Closing Escrow Agreement, to a wholly owned subsidiary of Continental Cablevision, Inc. if such assignment will not serve to delay the Closing, it being understood and agreed that no such assignment shall relieve Buyer of any of its obligations hereunder or under the documents and agreements executed in connection herewith, including, without limitation, the Closing Escrow Agreement, and (b) at or after the Closing, the Seller may assign its remaining rights and obligations hereunder and under the documents and agreements executed in connection herewith, including, without limitation, the Closing Escrow Agreement, to or for the benefit of (i) the Managing General Partner or any affiliate thereof or
     (ii) any liquidating trust established in the event of the liquidation of Seller and the winding up of its affairs; provided, however, that Seller
                                               --------  -------
     shall promptly notify Buyer of the name and address of the trustee thereof. The parties hereto hereby agree that in the event of any assignment from the Seller to the Managing General Partner or any affiliate thereof or a liquidating trust pursuant to the preceding sentence, the Seller shall be permitted to assign and convey to the Managing General Partner or any affiliate thereof or such liquidating trust (and the Managing General Partner or any affiliate thereof or such liquidating trust, as the case may be, shall assume) all of the rights and obligations of the Seller under this Agreement and any document or agreement executed in connection herewith, including, without limitation, the Closing Escrow Agreement, in respect of actions to be taken or decisions to be made hereunder or thereunder during the period from and after the Closing Date under this Agreement, including, without limitation, the full right, power and authority to effect all post-closing adjustments and claims for indemnification hereunder (including the adjudication and/or settlement of all disputes with respect to such adjustments or claims) and the right to retain and receive any and all amounts paid or payable by Buyer or the Closing Escrow Agent under the Closing Escrow Agreement."

          (f) The following provisions are hereby added as Section 11.11 of the
Agreement:

          "11.11  Benefit Plan Transfers.  (a)  As of the Closing Date, Seller
                  ----------------------
     or any affiliate thereof shall cause the account balances in the Columbia International, Inc. Savings Plan, a plan qualified and exempt under Sections 401(a), 401(k) and 501(a) of the Code (the "Seller Plan"), of all participants who are Continuing Employees of Seller to become fully vested and nonforfeitable. From and after the Closing Date, Buyer shall permit and cause each Continuing Employee of Seller to be eligible to participate in the Continental Cablevision Matched Savings Plan (the "Buyer Plan"). Buyer shall cause each Continuing Employee of Seller to be granted credit for his or her service with Seller for purposes of eligibility and vesting in the Buyer Plan.

               (b) At the option of Seller, if Seller reasonably determines in light of the Internal Revenue Service's disposition of Form 5310 with respect to the Seller Plan, the provisions of this paragraph (b) shall apply. In such event, at the election of Buyer, the following clauses (i) or (ii) shall apply:

                (i) an amount in cash equal to the aggregate value of the account balances in the Seller Plan attributable to the Continuing Employees of Seller, which account balances shall include any employer matching contributions in respect of employee contributions made prior to the Closing Date and shall be valued, to the extent administratively feasible, so as to include earnings and losses to a date not more than thirty (30) days prior to the date of transfer, will be transferred to the Buyer Plan, along with corresponding liabilities. After the aforesaid transfer of account balances, the payment of benefits under the Buyer Plan for Continuing Employees of Seller shall be the sole obligation and responsibility of the Buyer Plan and Buyer acknowledges and warrants to Seller that Seller and its affiliates shall have no obligation, liability or responsibility therefor; or

               (ii) Seller will transfer the account balances of the Continuing Employees of Seller in the Seller Plan to a plan which Seller will create, which will be a "frozen" plan generally identical to the Seller Plan (except for the fact that participation and contributions to such plan are frozen). Buyer will become the sponsor of such plan for all purposes and shall assume and be responsible for such plan in its capacity as sponsor.

     3.   Miscellaneous.
          -------------

          (a) In consideration for Seller's agreement to postpone the scheduled Closing Date from September 29, 1995 to October 16, 1995, Buyer hereby acknowledges and agrees that notwithstanding any provision to the contrary contained in the Agreement, the Required MDU Agreement Consent listed on Section VII, Item B.20 (Strawberry Hill Apartments-Pittsfield Township) of Schedule 5.1 of the

Disclosure Schedule to the Agreement shall no longer be deemed to be a Required Consent pursuant to the terms of the Agreement. Buyer further acknowledges and agrees that, as of the date hereof, Seller has obtained all of the Required Consents pursuant to the terms of the Agreement, Buyer has been provided with a copy of and has reviewed all of the Required Consents, and that each such Required Consent is satisfactory in form and substance to the Buyer and its counsel. Buyer further acknowledges and agrees that none of the Required Consents require any payment by Buyer or require that Buyer grant any concession that would materially adversely affect the ownership and operation by Buyer of the properties or assets covered by the consent. The Buyer further acknowledges and agrees that, as of the date hereof, it has been provided with a copy of and has reviewed each of the Renewal Franchises and that each such Renewal Franchise is satisfactory in form and substance to Buyer and its counsel and Buyer hereby waives any and all claims it may have that such Renewal Franchises contain any term or condition which imposes any obligation not contained in the expired or expiring Franchise which would have to be performed by Buyer following the Closing Date and which is materially more burdensome than the obligations set forth in the existing Franchise.

          (b) Notwithstanding any provision to the contrary contained in the Agreement, Buyer hereby agrees that it has relinquished and waived any right it may have under the Agreement to require Seller to obtain any consents or approvals whereby Seller could assign or transfer to Buyer or the Company its rights under any of the Programming Agreements listed on Section VI, Item A of
Schedule 5.1 of the Disclosure Schedule to the Agreement. The Buyer further acknowledges and agrees that it will enter into agreements with the other parties to the Programming Agreements listed on Section VI, Items A.2, A.4, A.5, A.6, A.7B, A.8, A.10, A.11, A.13, A.14 and A.15 of Schedule 5.1 of the
Disclosure Schedule which will, as of the Closing Date, supersede such Programming Agreements. The Buyer also agrees that it will use its best efforts to enter into agreements with the other parties to the Retransmission Consent Agreements listed on Section V, Items C, F and K of Schedule 5.1 of the Disclosure Schedule which will, as of the Closing Date, supersede such Retransmission Consent Agreements.

          (c) Except as expressly amended hereby, the Agreement shall remain in full force and effect following the execution and delivery of this Second Amendment by the parties hereto.

          (d) This Second Amendment may be executed in any number of separate counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Second Amendment by signing any such counterpart.

          (e) Captions and section headings appearing herein are solely for convenience of reference and are not intended to affect the interpretation of any provision of this Second Amendment.

          (f) This Second Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts executed in and to be wholly performed therein.


     IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed as of the day and year first above written.

                                     SELLER:

                                     COLUMBIA ASSOCIATES, L.P.

                                     By:   COLUMBIA INTERNATIONAL, INC.,
                                           its general partner



                                     By: /s/ Scott N. Ledbetter
                                        --------------------------------
                                           Name:   Scott N. Ledbetter
                                           Title:  Vice President

                                     COMPANY:

                                     COLUMBIA CABLE OF MICHIGAN, INC.



                                     By: /s/ Scott N. Ledbetter
                                        --------------------------------
                                           Name:   Scott N. Ledbetter
                                           Title:  Vice President

                                     BUYER:

                                     CONTINENTAL CABLEVISION OF
                                     MANCHESTER, INC.


                                     By: /s/ Jeffrey T. DeLorme
                                        --------------------------------
                                           Name: Jeffrey T. DeLorme
                                           Title: Executive Vice President